                                                                    EXHIBIT 4.48
                              EIGHTEENTH AMENDMENT
                              TO CREDIT AGREEMENT

                 THIS EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT, dated as of July 1, 1997 (the "Eighteenth Amendment"), is among Court Square Capital Limited (formerly known as Citicorp Capital Investors Ltd.) (the "Lender") and Consolidated Furniture Corporation (formerly known as Mohasco Corporation)("Consolidated"), Futorian Furnishings, Inc. (formerly known as Mohasco Upholstered Furniture Corporation, and as Furniture Comfort Corporation) (on its behalf and on behalf of each of its Stratford and Barcalounger operating units), SSC Corporation (formerly known as Super Sagless Corporation) and Choice Seats Corporation (collectively, the "Borrowers").

                                   BACKGROUND

                 A. The Lender and the Borrowers are parties to a Credit Agreement dated as of September 22, 1989, as amended (the "Credit Agreement"). All capitalized terms used in this Eighteenth Amendment and not otherwise defined herein shall have the respective meanings specified in the Credit Agreement.

                 B. The Borrowers have requested that the Credit Agreement be amended as set forth herein, and the Lender has agreed, subject to the terms and conditions of this Eighteenth Amendment, to such amendment.


                                     TERMS

                 In consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, the Lender and the Borrowers hereby agree as follows:

Section 1 -      Covenants.

                 Section 4.1.5 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:


                         4.1.5 Consolidated Net Worth.  Permit Consolidated Net
Worth to be less than $(320,000,000) on the last day of the fiscal quarter ended on or about September 30, 1997, and each fiscal quarter thereafter.

Section 2 -      Overadvance Amount.

                 The definition of "Overadvance Amount" in Section 6.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Overadvance Amount" means $237,000,000 during the third fiscal quarter of 1997 and thereafter.





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Section 3 -      Revolving Credit Note.

                 Exhibit 1.1.3 of the Credit Agreement is hereby amended as set forth in Endorsement No. 5 thereto, which endorsement shall be in the form of Annex A hereto. The Lender is hereby authorized to attach to the revolving Credit Note such Endorsement No. 5 as duly executed and delivered by such authorized officers of each of the Borrowers on the date hereof and to insert on the face of the Revolving Credit Note the following legend.

                          THIS SECURITY SHALL
                          BE DEEMED TO INCLUDE
                          ENDORSEMENT NO. 5 DATED AS OF JULY 1, 1997
                          WHICH IS ATTACHED HERETO.

Section 4 -        Revolving Credit Commitment.

                 The definition of  "Revolving Credit Commitment" in Section
6.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 "Revolving Credit Commitment" means $245,000,000 during the third quarter of 1997 and thereafter.

Section 5 -      Conditions to Effectiveness.

                 This Eighteenth Amendment shall be effective when, and only when, the Lender shall have received counterparts of this Eighteenth Amendment executed by each of the Borrowers and copies of such approvals, opinions or documents as the Lender may reasonably request.


Section 6 -      Representations and Warranties.

                 The Borrowers hereby jointly and severally represent and warrant to the lender that:

                 (a) the execution, delivery and performance by each of the Borrowers of this Eighteenth Amendment (i) are within each of the Borrower's respective corporate powers, (ii) have been duly authorized by all necessary corporate actions of each of the Borrowers and (iii) do not and will not (X) violate any requirement of law, (Y) conflict with or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, lease, agreement or other instrument binding on or affecting any of the Borrowers; or
(Z) require the consent or approval of, authorization by or notice to or filing or registration with any governmental authority or other person





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other than those which have been obtained and copies of which have been delivered to the Lender, each of which is in full force and effect; and



                 (b) that, after giving effect to this Eighteenth Amendment, all the representations and warranties of the Borrowers contained in the Credit Agreement shall be true and correct in all material respects.

Section 6 -      Miscellaneous.

                 (a) The Credit Agreement, as amended hereby, shall be binding upon and shall inure to the benefit of the Lender and the Borrowers and their respective successors and assigns.

                 (b) This Eighteenth Amendment may be executed in any number of counterparts, each counterpart constituting an original but altogether one and the same instrument and contract.

                 (c) This Eighteenth Amendment shall be construed in connection with and as part of the Credit Agreement, and all terms, conditions and covenants contained in the Credit Agreement except as herein modified shall remain in full force and effect.

                 (d) Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Eighteenth Amendment may refer to the "Credit Agreement dated as of September 22, 1989" without making specific reference to the Eighteenth Amendment, but nevertheless all such references shall be deemed to include this Eighteenth Amendment unless the context shall otherwise require.

                 (e) This Eighteenth Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

                            [SIGNATURE PAGES FOLLOW]





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                 IN WITNESS WHEREOF, the Lender and the Borrowers have caused this instrument to be executed and delivered by their duly authorized officers as of the date and year first above written.


                           COURT SQUARE CAPITAL LIMITED


                           By:      /s/ M. SALEEM MUQADDAM
                                    -----------------------------
                                    M. Saleem Muqaddam
                                    Vice President


                           CONSOLIDATED FURNITURE CORPORATION

                           By:      /s/ JOHN B. SGANGA
                                    -----------------------------
                                    John B. Sganga
                                    Executive Vice President,
                                      Chief Financial Officer,
                                      Secretary, Treasurer and
                                      Controller


                           FURNITURE COMFORT CORPORATION

                           By:      /s/ JOHN B. SGANGA
                                    -----------------------------
                                    John B. Sganga
                                    Vice President, Treasurer and
                                    Secretary


                           SSC CORPORATION

                           By:      /s/ JOHN B. SGANGA
                                    -----------------------------
                                    John B. Sganga
                                    Vice President, Treasurer and
                                    Secretary


                           CHOICE SEATS CORPORATION

                           By:      /s/ JOHN B. SGANGA
                                    -----------------------------
                                    John B. Sganga
                                    Treasurer, Vice President and
                                    Secretary






                                     - 4 -
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                                                                         Annex A
                            FORM OF ENDORSEMENT NO.5

                 COURT SQUARE CAPITAL LIMITED, CONSOLIDATED FURNITURE CORPORATION, FURNITURE COMFORT CORPORATION, SSC CORPORATION, AND CHOICE SEATS CORPORATION hereby agree that the promissory note, as amended, to which this Endorsement No. 5 is attached (the "Revolving Credit Note") shall be and hereby is amended as follows:

                 A. Each occurrence of the amount of the amount "$200,000,000" on page 1 of the Revolving Credit Note is deleted and the amount "$245,000,000" is inserted in lieu thereof.

                 B. The words "Two Hundred Million" are deleted from the first paragraph of the Revolving Credit Note and the words "Two Hundred Forty Five Million" are inserted in lieu thereof.

Date:    July 1,  1997


                           COURT SQUARE CAPITAL LIMITED


                           By:      /s/ M. SALEEM MUQADDAM
                                    -----------------------------
                                    M. Saleem Muqaddam
                                    Vice President


                           CONSOLIDATED FURNITURE CORPORATION

                           By:      /s/ JOHN B. SGANGA
                                    -----------------------------
                                    John B. Sganga
                                    Executive Vice President,
                                      Chief Financial Officer,
                                      Secretary, Treasurer and
                                      Controller


                           FURNITURE COMFORT CORPORATION

                           By:      /s/ JOHN B. SGANGA
                                    -----------------------------
                                    John B. Sganga
                                    Vice President, Treasurer and
                                    Secretary








                                      A-1





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                           SSC CORPORATION

                           By:      /s/ JOHN B. SGANGA
                                    -----------------------------
                                    John B. Sganga
                                    Vice President, Treasurer and
                                    Secretary


                           CHOICE SEATS CORPORATION

                           By:      /s/ JOHN B. SGANGA
                                    -----------------------------
                                    John B. Sganga
                                    Treasurer, Vice President and
                                    Secretary

                                     WAIVER

                  Waiver dated as of February 1, 1995 ("Waiver") to the Credit Agreement dated as of September 22, 1989, as amended (the "Credit Agreement") among Court Square Capital Limited (formerly known as Citicorp Capital Investors Ltd.) (the "Lender") and Consolidated Furniture Corporation (formerly known as Mohasco Corporation)("Consolidated"), Futorian Furnishings, Inc. (formerly known as Mohasco Upholstered Furniture Corporation, and as Furniture Comfort Corporation) (on its behalf and on behalf of each of its Stratford and Barcalounger operating units) ("Futorian"), SSC Corporation (formerly known as Super Sagless Corporation) and Choice Seats Corporation (collectively, the "Borrowers"). Terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

                 The Lender hereby agrees to waive compliance by Borrowers with respect to their failure to comply with the covenants set forth in Section 4.26 of the Credit Agreement in connection with their failure to timely notify the Lender of (i) the name change of Mohasco Upholstered Furniture Corporation to Furniture Comfort Corporation on February 9, 1995 and (ii) the name change of Mohasco Corporation to Consolidated Furniture Corporation on March 1, 1995.

                 Except as expressly waived hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

                 IN WITNESS WHEREOF, the Lender has caused this waiver to be executed and delivered by their duly authorized officers as of the date and year first above written.

                                         COURT SQUARE CAPITAL LIMITED


                                         By:  /s/ M. SALEEM MUQADDAM
                                              --------------------------------
                                              Name:   M. Saleem Muqaddam
                                              Title:  Vice President


Acknowledged:

CONSOLIDATED FURNITURE CORPORATION
FURNITURE COMFORT CORPORATION
SSC CORPORATION
CHOICE SEATS CORPORATION

By:  /s/ JOHN B. SGANGA
   ------------------------------------
     Name:    John B. Sganga
     Title:   Vice President





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                                     WAIVER

                  Waiver dated as of July 1, 1997 ("Waiver") to the Credit Agreement dated as of September 22, 1989, as amended (the "Credit Agreement") among Court Square Capital Limited (formerly known as Citicorp Capital Investors Ltd.) (the "Lender") and Consolidated Furniture Corporation (formerly known as Mohasco Corporation)("Consolidated"), Futorian Furnishings, Inc. (formerly known as Mohasco Upholstered Furniture Corporation, and as Furniture Comfort Corporation) (on its behalf and on behalf of each of its Stratford and Barcalounger operating units) ("Futorian"), SSC Corporation (formerly known as Super Sagless Corporation) and Choice Seats Corporation (collectively, the "Borrowers"). Terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

                 The Lender hereby agrees to waive compliance by Borrowers with respect to their failure to comply with the covenants set forth in Section 4.26 of the Credit Agreement in connection with their failure to timely notify the Lender of the name change of Furniture Comfort Corporation to Futorian Furnishings, Inc. on July 21, 1997.

                 Except as expressly waived hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

                 IN WITNESS WHEREOF, the Lender has caused this waiver to be executed and delivered by their duly authorized officers as of the date and year first above written.


                                        COURT SQUARE CAPITAL LIMITED


                                        By:  /s/ M. SALEEM MUQADDAM
                                             ---------------------------------
                                             Name:   M. Saleem Muqaddam
                                             Title:  Vice President


Acknowledged:

CONSOLIDATED FURNITURE CORPORATION
FUTORIAN FURNISHINGS, INC.
SSC CORPORATION
CHOICE SEATS CORPORATION

By:  /s/ JOHN B. SGANGA
   ------------------------------------
     Name:    John B. Sganga
     Title:   Vice President

                            ENDORSEMENT NO.5

                 COURT SQUARE CAPITAL LIMITED, CONSOLIDATED FURNITURE CORPORATION, FURNITURE COMFORT CORPORATION, SSC CORPORATION, AND CHOICE SEATS CORPORATION hereby agree that the promissory note, as amended, to which this Endorsement No. 5 is attached (the "Revolving Credit Note") shall be and hereby is amended as follows:

                 A. Each occurrence of the amount of the amount "$200,000,000" on page 1 of the Revolving Credit Note is deleted and the amount "$245,000,000" is inserted in lieu thereof.

                 B. The words "Two Hundred Million" are deleted from the first paragraph of the Revolving Credit Note and the words "Two Hundred Forty Five Million" are inserted in lieu thereof.

Date:    July 1,  1997


                           COURT SQUARE CAPITAL LIMITED


                           By:      /s/ M. SALEEM MUQADDAM
                                    -----------------------------
                                    M. Saleem Muqaddam
                                    Vice President


                           CONSOLIDATED FURNITURE CORPORATION

                           By:      /s/ JOHN B. SGANGA
                                    -----------------------------
                                    John B. Sganga
                                    Executive Vice President,
                                      Chief Financial Officer,
                                      Secretary, Treasurer and
                                      Controller


                           FURNITURE COMFORT CORPORATION

                           By:      /s/ JOHN B. SGANGA
                                    -----------------------------
                                    John B. Sganga
                                    Vice President, Treasurer and
                                    Secretary

                           SSC CORPORATION

                           By:      /s/ JOHN B. SGANGA
                                    -----------------------------
                                    John B. Sganga
                                    Vice President, Treasurer and
                                    Secretary


                           CHOICE SEATS CORPORATION

                           By:      /s/ JOHN B. SGANGA
                                    -----------------------------
                                    John B. Sganga
                                    Treasurer, Vice President and
                                    Secretary



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